PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED OCTOBER 10, 2008
TO THE PROSPECTUS DATED APRIL 29, 2008
     Plan Investment Fund, Inc. has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) relating to its Government/REPO Portfolio and its Money Market Portfolio (the “Portfolios”) to participate in the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds (a “Fund” or “Funds”). The Portfolios’ participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury.
     Under the Program, the Treasury will guarantee the price of shares of a Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.
Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.
     The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program by the Portfolios requires a payment to the Treasury in the amount of .01% of each Portfolio’s Fund Designated Asset Base (as defined in the Guarantee Agreement) as of September 19, 2008. Each Portfolio will bear this expense without regard to any expense limitation currently in effect for such Portfolio. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, Plan Investment Fund, Inc. will consider whether to continue to participate and pay any additional fees.
     For additional information about the Program, please visit the Treasury’s website at http://www.ustreas.gov.
This Supplement should be retained with your Prospectus
for future reference.